                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                             CHAPTER 11
IN RE: ENRON CORP.,
ET AL., DEBTORS              CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                             01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                             01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                             01-16431, 01-16467, 01-16483, 02-10007,
                             02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                             02-10232, 02-10252, 02-10346, 02-10464,
                             02-10613, 02-10632, 02-10743, 02-10747,
                             02-10748, 02-10751, 02-10755, 02-10757,
                             02-10760, 02-10761, 02-10764, 02-10766

                             (JOINTLY ADMINISTERED)


                         MONTHLY OPERATING STATEMENT FOR
                        THE MONTH ENDED FEBRUARY 28, 2002

DEBTORS' ADDRESS:            Enron Corp. et al.
                             1400 Smith Street
                             Houston, TX 77002

DEBTORS' ATTORNEY:           Weil, Gotshal & Manges LLP
                             767 Fifth Avenue
                             New York, NY 10153

REPORT PREPARER:             Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE:        June 25, 2002                  By:    /s/ Raymond M. Bowen, Jr.
                                               ---------------------------------
                                            Name:  Raymond M. Bowen, Jr.
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR FEBRUARY 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through February 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash of the previous month-end, regardless of the Debtors' filing dates. Beginning with February 2002 activity, the ending balance reflects checks that were written but have not cleared the bank. An inception to date adjustment for these outstanding checks is included in third party disbursements.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold.

                                                                         Table 1


                                 Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended February 28, 2002
                                  (In Millions)

                                                                     Beginning        3rd Party         3rd Party
Debtor Company                                 Case No.               Balance         Receipts        Disbursements
-------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033              $    -           $     2           $   (9)
Enron Corp.                                    01-16034                 454                36              (61)
Enron North America Corp.                      01-16035                   7                48              (26)
Enron Power Marketing, Inc.                    01-16036                   -               123              (43)
PBOG Corp.                                     01-16037                   -                 -                -
Smith Street Land Company                      01-16038                   -                 -                -
Enron Broadband Services, Inc.                 01-16039                   -                 1               (7)
Enron Energy Services Operations, Inc.         01-16040                   -                 4              (12)
Enron Energy Marketing Corp.                   01-16041                   1                12               (3)
Enron Energy Services, Inc.                    01-16042                   2                30              (64)
Enron Energy Services, LLC                     01-16043                   -                 -                -
Enron Transportation Services Company          01-16044                   -                 -                -
BAM Leasing Company                            01-16045                   -                 -                -
ENA Asset Holdings, L.P.                       01-16046                   1                 -                -
Enron Gas Liquids, Inc.                        01-16048                   -                 2                -
Enron Global Markets LLC                       01-16076                   -                 -               (2)
Enron Net Works L.L.C.                         01-16078                   -                 -              (10)
Enron Industrial Markets LLC                   01-16080                   -                 -               (1)
Operational Energy Corp.                       01-16109                   -                 -                -
Enron Engineering & Construction Co.           01-16110                   4                 -               (4)
Enron Engineering & Operational
  Services Co.                                 01-16111                   -                 -                -
Garden State Paper Company LLC                 01-16280                   -                 1               (4)
Palm Beach Development Company, L.L.C.         01-16319                   -                 -                -
Tenant Services, Inc.                          01-16428                   7                 -                -
Enron Energy Information
  Solutions, Inc.                              01-16429                   -                 -                -
EESO Merchant Investments, Inc.                01-16430                   -                 -                -
Enron Federal Solutions, Inc.                  01-16431                   -                 -                -
Enron Freight Markets Corp.                    01-16467                   -                 -                -
Enron Broadband Services, L.P.                 01-16483                   -                 -                -
Enron Energy Services North America, Inc.      02-10007                   -                 -               (1)
Enron LNG Marketing LLC                        02-10038                   -                 -                -
Calypso Pipeline, LLC                          02-10059                   -                 -                -
Enron Global LNG LLC                           02-10060                   -                 -                -
Enron International Fuel Management Company    02-10061                   -                 -                -
Enron Natural Gas Marketing Corp               02-10132                   -                 -                -
ENA Upstream Company LLC                       02-10232                   -                 -                -
Enron Liquid Fuels, Inc.                       02-10252                   -                 2                -
Enron LNG Shipping Company                     02-10346                   -                 -                -
Enron Property & Services Corp                 02-10464                   -                 -               (1)
Enron Capital & Trade Resources International
  Corp                                         02-10613                  15                 3               (1)
Enron Communication Leasing Corp               02-10632                   -                 -                -
Enron Wind Corp                                02-10743                  75                 1                -
Enron Wind Systems, Inc.                       02-10747                  (1)                8               (5)
Enron Wind Energy Systems Corp.                02-10748                   -                 -                -
Enron Wind Maintenance Corp.                   02-10751                   -                 -                -
Enron Wind Constructors Corp.                  02-10755                   -                 -                -
EREC Subsidiary I, LLC                         02-10757                   -                 -                -
EREC Subsidiary II, LLC                        02-10760                   -                 -                -
EREC Subsidiary III, LLC                       02-10761                   -                 -                -
EREC Subsidiary IV, LLC                        02-10764                   -                 -                -
EREC Subsidiary V, LLC                         02-10766                   -                 -                -
                                                                     ------------------------------------------
Combined Debtor Entities                                             $  565           $   273           $ (254)
                                                                     ==========================================

                                                     Table 1 continued next page

                                                                         Table 1

                                 Enron Debtors
                            Cash Activity Rollforward
                      For the Month Ended February 28, 2002
                                  (In Millions)


                                                                        Net                              Ending
Debtor Company                                 Case No.            Intercompany         Other            Balance
-------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033              $    8           $     -             $  1
Enron Corp.                                    01-16034                  60                 -              489
Enron North America Corp.                      01-16035                  10                 -               39
Enron Power Marketing, Inc.                    01-16036                 (80)                -                -
PBOG Corp.                                     01-16037                   -                 -                -
Smith Street Land Company                      01-16038                   6                 -                -
Enron Broadband Services, Inc.                 01-16039                   8                 -                -
Enron Energy Services Operations, Inc.         01-16040                 (10)                -                -
Enron Energy Services, Inc.                    01-16042                  49                 -               17
Enron Energy Marketing Corp.                   01-16041                   -                 -                -
Enron Energy Services, LLC                     01-16043                   -                 -                -
Enron Transportation Services Company          01-16044                   -                 -                -
BAM Leasing Company                            01-16045                   -                 -                -
ENA Asset Holdings, L.P.                       01-16046                   -                 -                1
Enron Gas Liquids, Inc.                        01-16048                  (2)                -                -
Enron Global Markets LLC                       01-16076                   2                 -                -
Enron Net Works L.L.C.                         01-16078                  10                 -                -
Enron Industrial Markets LLC                   01-16080                   1                 -                -
Operational Energy Corp.                       01-16109                   -                 -                -
Enron Engineering & Construction Co.           01-16110                   1                 -                1
Enron Engineering & Operational
  Services Co.                                 01-16111                   -                 -                -
Garden State Paper Company LLC                 01-16280                   3                 -                -
Palm Beach Development Company, L.L.C.         01-16319                   -                 -                -
Tenant Services, Inc.                          01-16428                   -                 -                7
Enron Energy Information
  Solutions, Inc.                              01-16429                   -                 -                -
EESO Merchant Investments, Inc.                01-16430                   -                 -                -
Enron Federal Solutions, Inc.                  01-16431                   -                 -                -
Enron Freight Markets Corp.                    01-16467                   -                 -                -
Enron Broadband Services, L.P.                 01-16483                   -                 -                -
Enron Energy Services North America, Inc.      02-10007                   1                 -                -
Enron LNG Marketing LLC                        02-10038                   -                 -                -
Calypso Pipeline, LLC                          02-10059                   -                 -                -
Enron Global LNG LLC                           02-10060                   -                 -                -
Enron International Fuel Management Company    02-10061                   -                 -                -
Enron Natural Gas Marketing Corp               02-10132                   -                 -                -
ENA Upstream Company LLC                       02-10232                   -                 -                -
Enron Liquid Fuels, Inc.                       02-10252                  (2)                -                -
Enron LNG Shipping Company                     02-10346                   -                 -                -
Enron Property & Services Corp                 02-10464                   1                 -                -
Enron Capital & Trade Resources International
  Corp                                         02-10613                   -                 -               17
Enron Communication Leasing Corp               02-10632                   -                 -                -
Enron Wind Corp                                02-10743                  (6)                -               70
Enron Wind Systems, Inc.                       02-10747                   -                (1)               1
Enron Wind Energy Systems Corp.                02-10748                   -                 -                -
Enron Wind Maintenance Corp.                   02-10751                   -                 -                -
Enron Wind Constructors Corp.                  02-10755                   -                 -                -
EREC Subsidiary I, LLC                         02-10757                   -                 -                -
EREC Subsidiary II, LLC                        02-10760                   -                 -                -
EREC Subsidiary III, LLC                       02-10761                   -                 -                -
EREC Subsidiary IV, LLC                        02-10764                   -                 -                -
EREC Subsidiary V, LLC                         02-10766                   -                 -                -
                                                                     -----------------------------------------
Combined Debtor Entities                                             $   60           $    (1)           $ 643
                                                                     =========================================

                                                    Continued from previous page

                                                                         Table 2


                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                      For the Month Ended February 28, 2002
                                  (In Millions)

                                                        Beginning                                      (Payments)/       Ending
Debtor Company                          Case No.         Balance       Accruals     Intercompany         Refunds         Balance
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $    1         $    -          $      -          $   -            $    1
Enron Corp.                             01-16034           (55)             5                 -              -               (50)
Enron North America Corp.               01-16035            24              -                 -              -                24
Enron Power Marketing, Inc.             01-16036             3              -                 -              -                 3
PBOG Corp.                              01-16037             -              -                 -              -                 -
Smith Street Land Company               01-16038             1              -                 -              -                 1
Enron Broadband Services, Inc.          01-16039             -              -                 -              -                 -
Enron Energy Services
  Operations, Inc.                      01-16040            (1)             -                 -              -                (1)
Enron Energy Marketing Corp.            01-16041            (1)             -                 -              -                (1)
Enron Energy Services, Inc.             01-16042            13             (1)                -              -                12
Enron Energy Services, LLC              01-16043             -              -                 -              -                 -
Enron Transportation
  Services Company                      01-16044             -              -                 -              -                 -
BAM Leasing Company                     01-16045             -              -                 -              -                 -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -                 -
Enron Gas Liquids, Inc.                 01-16048            (1)             -                 -              -                (1)
Enron Global Markets LLC                01-16076             1              -                 -              -                 1
Enron Net Works L.L.C.                  01-16078             1              -                 -              -                 1
Enron Industrial Markets LLC            01-16080             -              -                 -              -                 -
Operational Energy Corp.                01-16109             -              -                 -              -                 -
Enron Engineering &
  Construction Co.                      01-16110             -              -                 -              -                 -
Enron Engineering &
  Operational Services Co.              01-16111             -              -                 -              -                 -
Garden State Paper Company LLC          01-16280             2              -                 -              -                 2
Palm Beach Development
  Company, L.L.C.                       01-16319             -              -                 -              -                 -
Tenant Services, Inc.                   01-16428             -              -                 -              -                 -
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -                 -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -                 -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -                 -
Enron Freight Markets Corp.             01-16467             -              -                 -              -                 -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -                 -
Enron Energy Services North
  America, Inc.                         02-10007             1              -                 -              -                 1
Enron LNG Marketing LLC                 02-10038             -              -                 -              -                 -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -                 -
Enron Global LNG LLC                    02-10060             -              -                 -              -                 -
Enron International Fuel Management
  Company                               02-10061             -              -                 -              -                 -
Enron Natural Gas Marketing Corp        02-10132             3              -                 -              -                 3
ENA Upstream Company LLC                02-10232             -              -                 -              -                 -
Enron Liquid Fuels, Inc.                02-10252            (1)             -                 -              -                (1)
Enron LNG Shipping Company              02-10346             -              -                 -              -                 -
Enron Property & Services Corp          02-10464             -              -                 -              -                 -
Enron Capital & Trade Resources
  International Corp                    02-10613             1             (1)                -              -                 -
Enron Communication Leasing Corp        02-10632             2              -                 -              -                 2
Enron Wind Corp                         02-10743             1              -                 -              -                 1
Enron Wind Systems, Inc.                02-10747             -              -                 -              -                 -
Enron Wind Energy Systems Corp.         02-10748             -              -                 -              -                 -
Enron Wind Maintenance Corp.            02-10751             -              -                 -              -                 -
Enron Wind Constructors Corp.           02-10755             -              -                 -              -                 -
EREC Subsidiary I, LLC                  02-10757             -              -                 -              -                 -
EREC Subsidiary II, LLC                 02-10760             -              -                 -              -                 -
EREC Subsidiary III, LLC                02-10761             -              -                 -              -                 -
EREC Subsidiary IV, LLC                 02-10764             -              -                 -              -                 -
EREC Subsidiary V, LLC                  02-10766             -              -                 -              -                 -
                                                           ----------------------------------------------------------------------
Combined Debtor Entities                                   $               (5)             $  3           $  -              $  -
                                                           ======================================================================

                                                                         Table 3


                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                             As of February 28, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30                31-60             61-90              Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033        $  -                 $  -             $    -              $   -
Enron Corp.                                    01-16034           5                    7                 12                 24
Enron North America Corp.                      01-16035           -                   30                  3                 33
Enron Power Marketing, Inc.                    01-16036           -                    -                  1                  1
PBOG Corp.                                     01-16037           -                    -                  -                  -
Smith Street Land Company                      01-16038           -                    -                  -                  -
Enron Broadband Services, Inc.                 01-16039           -                    -                  -                  -
Enron Energy Services Operations, Inc.         01-16040           2                    -                  -                  2
Enron Energy Marketing Corp.                   01-16041           -                    -                  -                  -
Enron Energy Services, Inc.                    01-16042           -                    -                  -                  -
Enron Energy Services, LLC                     01-16043           -                    -                  -                  -
Enron Transportation Services Company          01-16044           -                    -                  -                  -
BAM Leasing Company                            01-16045           -                    -                  -                  -
ENA Asset Holdings, L.P.                       01-16046           -                    -                  -                  -
Enron Gas Liquids, Inc.                        01-16048           -                    -                  -                  -
Enron Global Markets LLC                       01-16076           -                    -                  -                  -
Enron Net Works L.L.C.                         01-16078           7                    -                  -                  7
Enron Industrial Markets LLC                   01-16080           -                    -                  -                  -
Operational Energy Corp.                       01-16109           -                    -                  -                  -
Enron Engineering & Construction Co.           01-16110           -                    -                  1                  1
Enron Engineering & Operational  Services Co.  01-16111           -                    -                  -                  -
Garden State Paper Company LLC                 01-16280           -                    -                  -                  -
Palm Beach Development Company, L.L.C.         01-16319           -                    -                  -                  -
Tenant Services, Inc.                          01-16428           -                    -                  -                  -
Enron Energy Information
  Solutions, Inc.                              01-16429           -                    -                  -                  -
EESO Merchant Investments, Inc.                01-16430           -                    -                  -                  -
Enron Federal Solutions, Inc.                  01-16431           -                    -                  -                  -
Enron Freight Markets Corp.                    01-16467           -                    -                  -                  -
Enron Broadband Services, L.P.                 01-16483           -                    -                  -                  -
Enron Energy Services North America, Inc.      02-10007           -                    1                  -                  1
Enron LNG Marketing LLC                        02-10038           -                    -                  -                  -
Calypso Pipeline, LLC                          02-10059           -                    -                  -                  -
Enron Global LNG LLC                           02-10060           -                    -                  -                  -
Enron International Fuel Management Company    02-10061           -                    -                  -                  -
Enron Natural Gas Marketing Corp.              02-10132           -                    -                 15                 15
ENA Upstream Company LLC                       02-10232           -                    -                  -                  -
Enron Liquid Fuels, Inc.                       02-10252           -                    -                  -                  -
Enron LNG Shipping Company                     02-10346           -                    -                  -                  -
Enron Property & Services Corp                 02-10464           -                    -                  -                  -
Enron Capital & Trade Resources
   International Corp                          02-10613           -                    -                  -                  -
Enron Communication Leasing Corp               02-10632           -                    -                  -                  -
Enron Wind Corp                                02-10743           -                    -                  -                  -
Enron Wind Systems, Inc.                       02-10747          (1)                   -                  -                 (1)
Enron Wind Energy Systems Corp.                02-10748          (1)                   -                  -                 (1)
Enron Wind Maintenance Corp.                   02-10751           -                    -                  -                  -
Enron Wind Constructors Corp.                  02-10755           1                    -                  -                  1
EREC Subsidiary I, LLC                         02-10757           -                    -                  -                  -
EREC Subsidiary II, LLC                        02-10760           -                    -                  -                  -
EREC Subsidiary III, LLC                       02-10761           -                    -                  -                  -
EREC Subsidiary IV, LLC                        02-10764           -                    -                  -                  -
EREC Subsidiary V, LLC                         02-10766           -                    -                  -                  -
                                                              ----------------------------------------------------------------
Combined Debtor Entities                                      $  13                $  38              $  32              $  83
                                                              ================================================================

                                                                         Table 4


                                  Enron Debtors
                        Receivables Aging - Non-Commodity
                             As of February 28, 2002
                                  (In Millions)


                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
                                              -------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  1     $    1
Enron Corp.                                    01-16034             2          6        19        303          -        330
Enron North America Corp.                      01-16035             -         23       (39)        51          -         35
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          1         -         17        206        224
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -         (2)        (2)
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         19         19
Enron Energy Services, LLC                     01-16043             -          -         -          -          4          4
Enron Transportation Services Company          01-16044             -          -         -          -          1          1
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -        41          -          -         41
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          1          2          3
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1          -          1
Enron Engineering & Construction Co.           01-16110             -          -         -          5          -          5
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          5          5
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          5          5
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          1         -          2          -          3
Enron Energy Services North America, Inc.      02-10007             -          -         1         10         (2)         9
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp                 02-10464             -          -         -          1          -          1
Enron Capital & Trade Resources
   International Corp                          02-10613             -          -         -          3          -          3
Enron Communication Leasing Corp               02-10632             -          -         -          -          -          -
Enron Wind Corp                                02-10743             -          -         -          -          -          -
Enron Wind Systems, Inc.                       02-10747             1          1         -          4          -          6
Enron Wind Energy Systems Corp.                02-10748             2          -         -          1          -          3
Enron Wind Maintenance Corp.                   02-10751             -          4        14          6          -         24
Enron Wind Constructors Corp.                  02-10755             -          -         -          -          -          -
EREC Subsidiary I, LLC                         02-10757             -          -         -          -          -          -
EREC Subsidiary II, LLC                        02-10760             -          -         -          -          -          -
EREC Subsidiary III, LLC                       02-10761             -          -         -          -          -          -
EREC Subsidiary IV, LLC                        02-10764             -          -         -          -          -          -
EREC Subsidiary V, LLC                         02-10766             -          -         -          -          -          -
                                                                  -----------------------------------------------------------
Combined Debtor Entities                                          $ 5      $  36      $ 36       $405       $239      $ 721
                                                                  ===========================================================

                                                                         Table 5


                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                      For the Month Ended February 28, 2002
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
--------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   2        $   -        $   -           $ (1)          $   1
Enron Corp.                                    01-16034           330            5          (20)            15             330
Enron North America Corp.                      01-16035            35            1           (1)             -              35
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039           223            1            -              -             224
Enron Energy Services Operations, Inc.         01-16040            (2)           -            -              -              (2)
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            19            -            -              -              19
Enron Energy Services, LLC                     01-16043             4            -            -              -               4
Enron Transportation Services Company          01-16044             1            -            -              -               1
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046            41            -            -              -              41
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             3            -            -              -               3
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             1            -            -              -               1
Enron Engineering & Construction Co.           01-16110             5            -            -              -               5
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280             7            -            -             (2)              5
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             1            -            -             (1)              -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             5            -            -              -               5
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             3            -            -              -               3
Enron Energy Services North America, Inc.      02-10007             9            -            -              -               9
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp                 02-10464             1            -            -              -               1
Enron Capital & Trade Resources
   International Corp                          02-10613             3            -            -              -               3
Enron Communication Leasing Corp               02-10632             -            -            -              -               -
Enron Wind Corp                                02-10743             -            -            -              -               -
Enron Wind Systems, Inc.                       02-10747             7            -            -             (1)              6
Enron Wind Energy Systems Corp.                02-10748             1            -            -              2               3
Enron Wind Maintenance Corp.                   02-10751            25            -           (1)             -              24
Enron Wind Constructors Corp.                  02-10755             -            -            -              -               -
EREC Subsidiary I, LLC                         02-10757             -            -            -              -               -
EREC Subsidiary II, LLC                        02-10760             -            -            -              -               -
EREC Subsidiary III, LLC                       02-10761             -            -            -              -               -
EREC Subsidiary IV, LLC                        02-10764             -            -            -              -               -
EREC Subsidiary V, LLC                         02-10766                                       -              -               -
                                                                --------------------------------------------------------------
Combined Debtor Entities                                        $ 724        $   7        $ (22)          $ 12            $721
                                                                ==============================================================

                                                                         Table 6


                                  Enron Debtors
                       Commodity Receivables and Payables
                             As of February 28, 2002
                                  (In Millions)

Debtor Company                                 Case No.               Receivables            Payables
---------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $    38               $   10
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                    1,842                2,080
Enron Power Marketing, Inc.                    01-16036                      301                  569
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                      175                  183
Enron Energy Marketing Corp.                   01-16041                      215                   37
Enron Energy Services, Inc.                    01-16042                      776                  224
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                       29                   39
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        6                   29
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                       (6)                  25
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        6                    4
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                    -
ENA Upstream Company LLC                       02-10232                       31                   76
Enron Liquid Fuels, Inc.                       02-10252                       21                   26
Enron LNG Shipping Company                     02-10346                        2                    -
Enron Property & Services Corp                 02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp                          02-10613                       80                   68
Enron Communication Leasing Corp               02-10632                        -                    -
Enron Wind Corp                                02-10743                        -                    -
Enron Wind Systems, Inc.                       02-10747                        -                    -
Enron Wind Energy Systems Corp.                02-10748                        -                    -
Enron Wind Maintenance Corp.                   02-10751                        -                    -
Enron Wind Constructors Corp.                  02-10755                        -                    -
EREC Subsidiary I, LLC                         02-10757                        -                    -
EREC Subsidiary II, LLC                        02-10760                        -                    -
EREC Subsidiary III, LLC                       02-10761                        -                    -
EREC Subsidiary IV, LLC                        02-10764                        -                    -
EREC Subsidiary V, LLC                         02-10766                        -                    -
                                                                        -------------------------------
Combined Debtor Entities                                                 $ 3,516              $ 3,370
                                                                        ===============================

                                                                         Table 7


                                 Enron Entities
                               Asset Dispositions
                      For the Month Ended February 28, 2002
                                  (In Millions)


                                                                              Asset                     Book
Company                                Date Closed                         Description                  Value          Proceeds
--------------------------------------------------------------------------------------------------------------------------------
Debtor Companies

See Note.



Non-Debtor Companies

Enron Canada Corp .                      2/2/02               Investment in Impact Energy               $  1           $  2

Enron Asset Holdings, LLC               2/14/02               Enron Oil & Gas India Ltd.                $466           $339
                                                              (oil and gas exploration and
                                                              production company in India)

LRCI, Inc.                              2/28/02               Pad gas in storage facility               $  9           $ 10


Note: On February 8, 2002, an agreement among Enron Corp., Enron North America Corp., and Enron NetWorks LLC (the "Enron Parties") and UBS AG became effective, whereby the Enron Parties will receive royalty payments on future profits generated by a new trading entity in exchange for a software license and related services and equipment.